                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                    Cyrus Capital Partners GP, L.L.C.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Capital Partners, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Capital Advisors, L.L.C.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Aviation Partners IIIA, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Opportunities Master Fund II,
                                         Ltd.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Select Opportunities Master Fund,
                                         Ltd.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Crescent I, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Aviation Partners III, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Aviation Partners IV, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14